UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2019

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2019, at a meeting of the Board of Directors ("Board") of Titan International, Inc. ("Titan" or the “Company”), the Board upon recommendation of the Nominating Committee of the Board, appointed Max A. Guinn as a member of the Board, effective June 12, 2019. Mr. Guinn's term on the Board, consistent with other members of the Board, will expire at the 2020 Annual Meeting of Stockholders. Mr. Guinn was also appointed to serve as a member of the Audit Committee of the Board and as Chairman of the Corporate Governance Committee of the Board.

Mr. Guinn, who is 60 years old, served in various roles with Deere & Company for 38 years, from 1980 through his retirement in November 2018. Mr. Guinn served as President of the Worldwide Construction & Forestry Division of Deere & Company from October 2014 through his retirement and as Senior Vice President, Human Resources, Communications, Public Affairs, and Labor Relations from 2012 to 2014. Prior to 2012, he held positions of increasing responsibility in quality services, supply management, and manufacturing in the agricultural, construction and forestry businesses. From 2014 to 2018, Mr. Guinn also served as a Director of John Deere Capital Corporation, which provides and administers financing for retail purchases of new equipment manufactured by John Deere’s agriculture and turf and construction and forestry operations and used equipment taken in trade for this equipment.

There are no arrangements or understandings between Mr. Guinn and any other person pursuant to which he was named as a member of the Board. There are also no family relationships between Mr. Guinn and any other director or executive officer of the Company and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On June 13, 2019, Titan issued a press release announcing the appointment of Mr. Guinn to serve on the Board. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits

99	Press release dated June 13, 2019, regarding Titan International, Inc. Appointing Max A. Guinn to Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 14, 2019	By:	/s/ DAVID A. MARTIN
David A. Martin
SVP and Chief Financial Officer